UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 27, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2017, the Employment Agreement dated as of February 15, 2014, and amended as of October 2, 2014, among Communications Infrastructure Investments, LLC, Zayo Group Holdings, Inc. (“ZGH”), and Daniel P. Caruso (“Executive”) expired in accordance with its terms. On November 27, 2017,  Zayo Group, LLC (the “Company,” and, together with ZGH, the “Companies”)  entered into an Executive Severance Agreement with Executive, the Companies’ Chairman and Chief Executive Officer (the “Agreement”). Pursuant to the Agreement, in the event that Executive is terminated without “cause” (as defined in the Agreement) or resigns for “good reason” (as defined in the Agreement), all of Executive’s unvested Company equity awards will continue to vest in accordance with the terms set forth in the governing grant documents, as though a termination of employment had not occurred.  Pursuant to the Agreement, in the event that the Company undergoes a “change in control” (as defined in the Agreement), all of Executive’s unvested equity will vest in full as of the consummation of the change in control, with performance-based awards vesting based on the greater of (i) actual performance through a date prior to the change in control, as determined by the Company’s board of directors (the “Board”), or (ii) target performance (defined as 20% annual total shareholder return). In exchange for these benefits, Executive must execute a general release of claims against the Company and comply with the restrictive covenants set forth in any other agreement between Executive and the Company. With respect to the benefits to be provided in the event that Executive is terminated without “cause” or resigns for “good reason” only, Executive must remain available to the Company and the Board for consultation and support for a one-year period.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(a)    Exhibits.  The following exhibit is filed with this form 8-K

Exhibit No.	Description
10.1	Executive Severance Agreement dated November 27, 2017, by and between Zayo Group, LLC and Daniel P. Caruso.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Executive Severance Agreement dated November 27, 2017, by and between Zayo Group, LLC and Daniel P. Caruso.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.
By:	/s/ Matt Steinfort
Name:	Matt Stenfort
Title:	Chief Financial Officer

DATED:  November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LC
Zayo Group, LLC
	By:	/s/ Matt Steinfort
	Name:	Matt Stenfort
	Title:	Chief Financial Officer

DATED:  November 29, 2017